Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Aptus Drawdown Managed Equity ETF (ADME)
(the “Fund”)

March 12, 2021

Supplement to the
Summary Prospectus and Prospectus,
each dated August 31, 2020

The following supplements the section entitled “Principal Investment Strategies—Equity Strategy” on page 2 of the Fund’s Summary Prospectus and pages 2–3 of the Fund’s Prospectus:

The Fund may utilize a combination of purchased and written (sold) call options (known as a “spread”) on individual equity securities or on one or more equity indexes or ETFs. A call option gives the purchaser the right to purchase shares of the reference asset at a specified strike price prior to a specified expiration date. The purchaser pays a cost (premium) to purchase the call option. In the event the reference asset appreciates in value, the value of the call option will generally increase, and in the event the reference asset declines in value, the call option may end up worthless and the premium may be lost.

A written (sold) call option gives the seller the obligation to sell shares of the reference asset at a strike price until the expiration date. The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the reference asset appreciates above the strike price and the holder exercises the call option, the writer (seller) of the call option will have to pay the difference between the value of the reference asset and the strike price or deliver the reference asset (which loss is offset by the premium initially received), and in the event the reference asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.